Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder Asset Management II Portfolio, Scudder Asset Management III Portfolio, Scudder Preservation Plus Portfolio, Scudder Preservation Plus Income Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                                  /s/Julian Sluyters
                                                  Julian Sluyters
                                                  Chief Executive Officer
                                                  Scudder Asset Management II
                                                  Portfolio, Scudder Asset
                                                  Management III Portfolio,
                                                  Scudder Preservation Plus
                                                  Portfolio, Scudder
                                                  Preservation Plus Income
                                                  Portfolio, a series of Scudder
                                                  Investment Portfolios


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                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder Asset Management II Portfolio, Scudder Asset Management III Portfolio, Scudder Preservation Plus Portfolio, Scudder Preservation Plus Income Portfolio, a series of Scudder Investment Portfolios, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




December 6, 2004                                  /s/Paul Schubert
                                                  Paul Schubert
                                                  Chief Financial Officer
                                                  Scudder Asset Management II
                                                  Portfolio, Scudder Asset
                                                  Management III Portfolio,
                                                  Scudder Preservation Plus
                                                  Portfolio, Scudder
                                                  Preservation Plus Income
                                                  Portfolio, a series of Scudder
                                                  Investment Portfolios